Exhibit 10.27

                 Amendment No. 1 to Agreement and Plan of Merger

         Amendment No. 1 ("Amendment No. 1") dated as of February 8, 1999, amending the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 25, 1999, by and among Interactive Magic, Inc., iMagicOnline Corporation, MPG-Net, Inc., Multiplayer Games Network, Inc., Tantalus, Inc., Donn A. Clendenon and James Hettinger.

         WHEREAS, the parties hereto desire to amend the Merger Agreement in certain respects;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided therefor in the Merger Agreement.

                  2. Amendment to Merger Agreement. The Merger Agreement is hereby amended as set forth in this Section 2.

                  Section 2.4 of the Merger Agreement is hereby amended to read in its entirety as follows:

                  "2.4 Merger Consideration. The "Merger Consideration" shall mean that number of shares of Purchaser Common Stock equal to 750,000, reduced by any shares of Common Stock issued by Purchaser (i) to Carolina Securities, Inc. or its designees in connection with the Contemplated Transactions, and (ii) in order to discharge the Indebtedness. The shares of Purchaser Common stock which constitute the Merger Consideration are hereinafter referred to as the "Purchaser Shares." Each Stockholder and Clendenon shall be entitled to receive such number of Purchaser Shares as set forth on Schedule 2.4 hereto."

                  3. Miscellaneous. Except as expressly amended hereby, the terms and conditions of the Merger Agreement shall continue in full force and effect. This Amendment No. 1 is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Merger Agreement or any of the documents referred to in the Merger Agreement or in any other agreements, documents and instruments, such reference shall be to the Merger Agreement as amended hereby.

                  4. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  5. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the state of Delaware without giving effect to the provisions thereof relating to conflicts of law.

         IN WITNESS WHEREFORE, each of the Parties has caused this Agreement to be executed as of the date first above written.

                                                 INTERACTIVE MAGIC, INC.


                                                 By: /s/ Michael Oliver
                                                    --------------------
                                                 Name:  Michael Oliver
                                                 Title: Chief Financial Officer


                                                 iMAGIC ONLINE CORPORATION


                                                 By: /s/ Michael Oliver
                                                     -------------------
                                                 Name: Michael Oliver
                                                 Title: Chief Financial Officer

                                                 MPG-NET, INC.


                                                 By: /s/ James Hettinger
                                                     -------------------
                                                 Name: James Hettinger
                                                 Title: Chief Executive Officer

                                                 MULTIPLAYER GAMES NETWORK, INC.


                                                 By: /s/ James Hettinger
                                                     -------------------
                                                 Name: James Hettinger
                                                 Title: Chief Executive Officer

                                                 TANTALUS, INC.


                                                 By: /s/ James Hettinger
                                                     -------------------
                                                 Name: James Hettinger
                                                 Title: President


                                                 /s/ James Hettinger
                                                 -------------------
                                                 James Hettinger

                                                 /s/ Donn A. Clendenon
                                                 ---------------------
                                                 Donn A. Clendenon

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